MML SERIES INVESTMENT FUND II
MML Asset Momentum Fund
MML Blend Fund
MML Dynamic Bond Fund
MML Equity Fund
MML Equity Rotation Fund
MML High Yield Fund
MML Inflation-Protected and Income Fund
MML Managed Bond Fund
MML Short-Duration Bond Fund
MML Small Cap Equity Fund
MML Special Situations Fund
MML Strategic Emerging Markets Fund
MML U.S. Government Money Market Fund
Supplement dated September 25, 2019 to the
Statement of Additional Information dated May 1, 2019
This supplement provides new and additional information beyond that contained in the Statement of Additional Information (“SAI”) and any previous supplements. It should be retained and read in conjunction with the SAI and any previous supplements.
The following footnote replaces the footnote found at the bottom of page B-77 in the section titled Purchase, Redemption, and Pricing of Securities Being Offered:
1
The voting members of the Valuation Committee consist of the President, Treasurer, Assistant Treasurers, Vice Presidents (except for the CCO, Secretary, and Assistant Secretaries) of the Trust, as well as such other members as the Board may from time to time designate. The non-voting members of the Valuation Committee consist of the CCO, Secretary, and Assistant Secretaries. The Valuation Committee reviews and determines the fair valuation of portfolio securities and the Funds’ pricing procedures in general.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
SAI L8063-19-05